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Exhibit 99.5

        CERTIFICATION OF QUARTERLY REPORT ON FORM 10-Q
OF
PAWNMART, INC.

        FOR THE THREE MONTH PERIOD ENDED MAY 4, 2002

        The undersigned are the Chief Executive Officer and the Chief Financial Officer of PawnMart, Inc. (the "Registrant"). This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Quarterly Report on Form 10-K of the Registrant for the Three Month period ended May 4, 2002.

        We certify that such Quarterly Report on Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

        This Certification is executed as of August 8, 2002.

/s/ John R. Boudreau
John R. Boudreau
Chief Executive Officer

/s/ Robert W. Schleizer
Robert W. Schleizer
Chief Financial Officer

        This certification accompanies this Report pursuant to section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

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  Exhibit 99.5